Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A common stock (including shares of Class B common stock convertible into shares of Class A common stock) of U.S. Xpress Enterprises, Inc. and that this Joint Filing Agreement be included as an Exhibit to such joint filing.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement this 24th day of March 2023.

MAX L. FULLER, individually

/s/ Max L. Fuller, by Heidi Hornung-Scherr, attorney-in-fact, pursuant to a Power of Attorney previously filed

JANICE FULLER, individually

/s/ Janice Fuller, by Heidi Hornung-Scherr, attorney-in-fact, pursuant to a Power of Attorney previously filed

FULLER FAMILY ENTERPRISES, LLC, by Max L. Fuller, as member

/s/ Max L. Fuller, by Heidi Hornung-Scherr, attorney-in-fact, pursuant to a Power of Attorney previously filed

FSBSPE 1, LLC, by Max L. Fuller, as manager

/s/ Max L. Fuller, by Heidi Hornung-Scherr, attorney-in-fact, pursuant to a Power of Attorney previously filed

FSBSPE 2, LLC, by Max L. Fuller, as manager

/s/ Max L. Fuller, by Heidi Hornung-Scherr, attorney-in-fact, pursuant to a Power of Attorney previously filed

FSBSPE 3, LLC, by Max L. Fuller, as manager

/s/ Max L. Fuller, by Heidi Hornung-Scherr, attorney-in-fact, pursuant to a Power of Attorney previously filed

WILLIAM ERIC FULLER, individually

/s/ William Eric Fuller, by Heidi Hornung-Scherr, attorney-in-fact, pursuant to a Power of Attorney previously filed

MAX L. FULLER 2008 IRREVOCABLE TRUST FBO WILLIAM E. FULLER, by William Eric Fuller, as trustee

/s/ William Eric Fuller, by Heidi Hornung-Scherr, attorney-in-fact, pursuant to a Power of Attorney previously filed

MAX FULLER FAMILY LIMITED PARTNERSHIP, by William Eric Fuller, as managing general partner

/s/ William Eric Fuller, by Heidi Hornung-Scherr, attorney-in-fact, pursuant to a Power of Attorney previously filed

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